UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2006
INDEPENDENCE HOLDING COMPANY (Exact name of registrant as specified in its charter)
Delaware	010306	58-1407235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Cummings Point Road, Stamford, CT 06902
(Address of Principal Executive Offices) (Zip Code)
(203) 358-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This information set forth under this Item 2.02 is intended to be furnished under this Item 2.02 "Results of Operations and Financial Condition." Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 9, 2006, Independence Holding Company issued a news release announcing 2006 Third Quarter and Nine Months Results.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits

Exhibit 99.1 News Release of Independence Holding Company dated November 9, 2006 announcing 2006 Third Quarter and Nine Months Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Dated:	November 9, 2006
By:	/s/ Teresa A. Herbert Senior Vice President and Chief Financial Officer

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